UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

Caro Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-212268
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7 Castle Street, Sheffield, UK, S3 8LT

(Address of principal executive offices)

(786) 755-3210

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of Caro Holdings Inc. (the “Company”), filed on 14 July 2023 (the “Original Form 8-K”). The Original Form 8-K reported the year end dates of the Company audited by MaloneBailey (“MB”) as December 31, 2022 and 2021. The purpose of this Amendment is to correct the dates that MB audited were March 31, 2022 and 2021. No other changes have been made to the Original Form 8-K.

2

Item 4.01 Changes in Company’s Certifying Accountant.

(1)	Previous Independent Registered Public Accounting Firm

(i)

On June 15, 2023, Caro Holdings Inc. (the “Company”) decided that MaloneBailey (“MB”). would no longer serve as the company’s independent registered public accounting firm, effective as of June 15, 2023.

(ii)	The decision to change independent registered public accounting firm was approved by the Board of Directors of the Company.

(iii)

The report of MB on the Company’s financial statements for the fiscal years ended March 31, 2022 and 2021 did not contain an adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such report on the Company’s financial statements contained an explanatory paragraph in respect to the substantial doubt about the Company’s ability to continue as a going concern.

(iv)

During the Company’s two most recent fiscal years ended March 31, 2022 and 2021 and any subsequent interim periods through June 15, 2023, the date of decision, (a) there were no disagreements with MB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MB, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K. It was communicated to management that material weaknesses had been identified related to (i) the lack of any accounting personnel (ii) the lack of internal audit functions, (iii) the lack of segregation of duties, and (iv) the lack of proper internal control procedures and documentation.

(v)

On July 14, 2023, the Company provided MB with a copy of this Current Report and has requested that it furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2)	New Independent Registered Public Accounting Firm

On June 25, 2023, the Company engaged BF Borgers CPA, PC (“Borgers”) as its new independent registered public accounting firm to audit and review the Company’s financial statements. During the two most recent fiscal years ended March 31, 2022 and 2021 and any subsequent interim periods through the date hereof prior to the engagement of Borgers, neither the Company, nor someone on its behalf, has consulted Borgers regarding:

(i)

either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from Malone Bailey LLP

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CARO HOLDINGS INC.

Date: July 14, 2023	By:	/s/ Meriesha Rennalls
	Name:	Meriesha Rennalls
	Title:	President

4